Nationwide Variable Insurance Trust
NVIT Multi-Manager Small Cap Growth Fund

Supplement dated March 15, 2013
to the Summary Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 14, 2013, the Board approved the termination of Waddell & Reed Investment Management Company (“WRIMCO”) as a subadviser to the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), and approved the appointment of Wellington Management Company, LLP (“Wellington Management”) to subadvise a portion of the Fund.  This change is anticipated to take effect on or before April 1, 2013 (the “Effective Date”).  OppenheimerFunds, Inc. (“Oppenheimer”) will continue to serve as a subadviser to the Fund.

2.           As of the Effective Date, the Summary Prospectus for the Fund is amended as follows:

a.      The second paragraph under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund consists of two portions managed by different subadvisers.  NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust), selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser looks for companies with high growth potential based on fundamental analysis, while the other subadviser uses an investment process comprising a valuation framework.  In allocating assets among the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

b.      The information under the heading “Subadvisers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

OppenheimerFunds, Inc. (“Oppenheimer”)
Wellington Management Company, LLP (“Wellington Management”)

c.      The information under the heading “Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Oppenheimer
Ronald J. Zibelli, Jr.	Vice President	Since 2008
Wellington Management
Mammen Chally, CFA	Vice President/Equity Portfolio Manager	Since 2013

3.           Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Wellington Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE